SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange

                          Act of 1934 (AMENDMENT NO. 1)

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Filed by a Party other than the Registrant  {    }

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{X } Preliminary Proxy Statement

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(as permitted by Rule 14a-6(e) (2))

{  }  Definitive Proxy Statement

{  }  Definitive Additional Materials

{  }  Soliciting Material Pursuant to section 240.14a-12

NATIONAL HEADHUNTERS, INC.

..................................................................(Name of Registrant as Specified In Its Charter)

Not Applicable

..................................................................

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Aggregate number of securities to which transaction applies:

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee Is calculated and state how it was determined.):

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NATIONAL HEADHUNTERS, INC.

11658 West 75th Street

Shawnee Kansas 66214

(913) 438 6622

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD MAY 14, 2002

To the Shareholders of National Headhunters, Inc.:

         You are cordially invited to attend the Special Meeting of Shareholders of National Headhunters, Inc., a Nevada corporation (the "Company"), which will be held on May 14, 2002, at 9:00 a.m. Central Daylight Time, at 11658 West 75th Street, Lobby Conference Room, Shawnee Kansas 66214.

At the Special Meeting, we will ask you to:

1.   Adopt and approve an amendment to the Company's Articles of Incorporation to change the name of the Company to "Heritage Brick International, Inc.";

     and

2.   Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Enclosed with this letter is a Proxy Statement, a proxy card and a return envelope.

The Board of Directors of the Company has set the close of business on April 19,

2002 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at the Special Meeting. Only holders of record of the Company's Common stock at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting. The proxies are being solicited by the Board of Directors of the Company.

Your vote is very important to us. All shareholders, whether or not you expect to attend the Special Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed envelope. If you attend the meeting, you may vote in person, even though you have previously returned your proxy.

                                         By Order of the Board of Directors

                                         /s/ Cary T. Daniel

                                         -------------------------

                                         Cary T. Daniel

                                         Chairman of the Board of Directors

Shawnee, Kansas

April 15, 2002

NATIONAL HEADHUNTERS, INC.

11658 West 75th Street

Shawnee Kansas 66214

(913) 438-6622

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS TO BE

HELD MAY 14, 2002

GENERAL INFORMATION

     This Proxy Statement provides information that you should read before you vote on the proposal that will be presented to you at the Special Meeting of National Headhunters, Inc., a Nevada corporation ("NHI" or the "Company"). The Special Meeting will be held on May 14, 2002 at 9:00 a.m. Central Daylight Time, at 11658 West 75th Street, Lobby Conference Room, Shawnee Kansas 66214, or at any adjournment or postponement thereof. The proxies are being solicited by the Board of Directors of the Company.

     The mailing address of the principal executive offices of the Company is

11658 West 75th Street, Lobby Conference Room, Shawnee Kansas 66214. The Company anticipates mailing this proxy statement and the accompanying proxy on or about April 26, 2002 to all shareholders entitled to vote at the Special Meeting.

PURPOSE OF THE SPECIAL MEETING

     At the Special Meeting, shareholders of the Company will consider and vote upon: (1) an amendment to the Company's Articles of Incorporation (the

"Company's Articles") to change the name of the Company to "Heritage Brick International, Inc." (the "Name Change"); and (2) the transaction of such other business that may properly come before the Special Meeting. The Board does not know of any other matter that is to come before the Special Meeting. If any other matters are properly presented for consideration, however, the persons authorized by the enclosed proxy will have discretion to vote on such matters in accordance with their best judgment.

QUORUM AND VOTING RIGHTS; PROXY SOLICITATION

     The presence in person or by proxy of the holders of a majority of the shares then issued and outstanding and entitled to vote at the Special Meeting is necessary to constitute a quorum for the conduct of business at the Special Meeting. In order to approve Proposal 1, a majority of the issued and outstanding shares of Common Stock of NHI, par value $.001 per share (the "NHI Common Stock") must vote in favor of the Proposal.

     In instances where nominee record holders, such as brokers, are prohibited from exercising discretionary authority for beneficial owners of shares of the NHI Common Stock who have not returned a proxy ("Broker Non-Votes"), those shares of NHI Common Stock will not be included in the vote totals and, therefore, will have no effect on the vote. Abstentions and Broker Non-Votes will be counted for purposes of determining whether the quorum requirement has been met.

     All shares of NHI Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated in such proxies. If no such instructions are indicated, such shares will be voted (i) "FOR" the Name Change, and (ii) in the discretion of the proxy holders on any other matter that may properly come before the Special Meeting. Any holder of Common Stock has the unconditional right to revoke his or her proxy at any time prior to the voting thereof at the Special Meeting by (i) filing with the Company's Secretary written revocation of his or her proxy, (ii) giving a duly executed proxy bearing a later date, or (iii) voting in person at the Special Meeting. Attendance by a shareholder at the Special Meeting will not in and of itself revoke his or her proxy. There is no limit to the number of times that a shareholder may revoke his or her proxy prior to the Special Meeting. Only the latest dated, properly signed proxy card will be counted.

     This proxy solicitation is made by and on behalf of the Board of Directors.  Solicitation of proxies for use at the Special Meeting may be made by mail, telephone, or in person, by directors, officers and regular employees of the Company. Such persons will receive no additional compensation for any solicitation activities. The Company will request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of NHI Common Stock held of record by such entities, and the Company will, upon the request of such record holders, reimburse reasonable forwarding expenses. The costs of preparing, printing, assembling and mailing the Proxy Statement, proxy card or voting instruction form and all materials used in the solicitation of proxies from shareholders of the Company, and all clerical and other expenses of such solicitation, will be borne by the Company. James Windmiller, the Company's

Secretary, has been appointed by the Board to serve as inspector of election (the "Inspector of Election") to determine the number of shares of NHI Common

Stock represented and voted at the Special Meeting. All proxies and ballots delivered to Mr. Windmiller shall be kept confidential.

                           FORWARD LOOKING INFORMATION

     This Proxy Statement and other reports filed by the Company from time to time with the Securities and Exchange Commission, as well as the Company's press releases, contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, the Company's management, as well as estimates and assumptions made by the Company's management. Forward-looking statements can be identified by the use of forward-looking terminology such as "believes", "may", "should", "anticipates", "estimates", "expects", "future", "intends", "hopes", "plans" or the negative thereof. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results of the Company to vary materially from historical results or from any future results expressed or implied in such forward-looking statements.

     Such factors include, among others, the following: the Company's ability to successfully implement its business plans, market acceptance of concrete brick in the commercial and residential markets, the Company's ability to obtain sales of “turn-key plants, the Company’s ability to close on the exclusive contract to acquire the plant, the ability of the Company to raise capital on a timely basis, the Company's business is subject to existing and future government regulations, failure to retain qualified personnel, competitive pressures from the traditional clay brick manufacturers, ability to reach profitability in the future and general economic and business conditions in the Company’s markets.

SECURITY OWNERSHIP AND CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following sets forth the number of shares of the NHI Common Stock beneficially owned by (i) each person who, as of April 11, 2002, was known by the Company to own beneficially more than five percent (5%) of its common stock; (ii) each of the Directors and Executive Officers of the Company and (iii) the Directors and Executive Officers of the Company as a group. As of April 11, 2002, there were 10,000,000 common shares issued and outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class(1)
Cary Daniels (1)	1,000	-%
James Windmiller (1)	-	-%
Mustain Family Trust (3)	3,000,000	30%
JME Holdings, Inc. (4)	3,000,000	30%

Directors/Officers as a group (5)	3,001,000	30%

(1) Under the rules of the Commission, shares are deemed to be "beneficially owned" by a person if such person directly or indirectly has or shares (i) the power to vote or dispose of such shares whether or not such any person has pecuniary interest in such shares, or (ii) the right to acquire the power to vote or dispose of such shares within 60 days, including any right to acquire through the exercise of any option, warrant or right.

(2) The address of each executive officer and director of the Company is c/o National Headhunters, Inc., 11658 West 75th Street, Shawnee, Kansas 66214.

(3) Mustain Family Trust is controlled by Jerry Mustain and located at 2011 Yale, Miami, Oklahoma 74354. Mr. Jerry Mustain is the president of the Company’s wholly-owned subsidiary, Heritage Brick International, LLC.

(4) JME Holdings, Inc. is indirectly owned by Jack Epps and located at 4808 West 140th Street, Overland Park, Kansas 66224.

                             PROPOSAL 1-NAME CHANGE

SUMMARY

     The Board has unanimously approved, and recommends that the shareholders approve, the Name Change pursuant to which the Company will amend its Company's Articles to change its name to Heritage Brick International, Inc. The Board believes that this Name Change is in the best interests of the Company because the new name would reflect the Company's business as presently, and as presently proposed to be, conducted.

NAME CHANGE

     If the Name Change proposal were approved, the Company would change its name to Heritage Brick International, Inc. The Company's Board believes that this name will better reflect the Company's business as presently, and as presently proposed to be, conducted. The Company acquired Heritage Brick International, LLC during 2002, which will serve as the Company’s operating subsidiary for its concrete brick manufacturing operations.  The Company believes the concrete brick manufacturing operations will provide the platform to substantially grow the company in the future.  A name change to “Heritage Brick International, Inc.” will reflect the company’s focus on these operations. The Board believes that the Company's name should reflect its present business so that potential investors and the public at large can more easily identify the Company's existing business focus.

RECOMMENDATION AND VOTE

     In accordance with the Nevada General Corporation Law and the Company's Articles, the affirmative vote of a majority of all the votes entitled to be cast is needed to approve the Name Change.

     THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ADOPT THE CHANGE OF THE

COMPANY'S NAME TO "HERITAGE BRICK INTERNATIONAL, INC."

                              DIRECTOR COMPENSATION

The Company does not pay fees to members of the board of directors and presently has no plans to pay directors' fees.

                              EMPLOYMENT AGREEMENTS

The Company has no employment agreements with its Chief Executive Officer and other executive officers.

                                  OTHER MATTERS

Management of the Company knows of no other matter that may come before the Special Meeting. However, if any additional matters are properly presented at the Special Meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

                              SHAREHOLDER PROPOSALS

Shareholder proposals intended for presentation at the Company's Special Meeting of Shareholders should be sent to at 11658 West 75th Street, Lobby Conference Room, Shawnee Kansas 66214, Attention: Secretary, and must be received by the Company not later than May 7, 2002.

IN ORDER THAT YOUR SHARES MAY BE REPRESENTED IF YOU DO NOT PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

                              AVAILABLE INFORMATION

The Company is subject to the disclosure and informational requirements of the Securities Exchange Act of 1934, as amended and, in accordance therewith, files reports, proxy statements and other information with the SEC. The reports, proxy statements and other information filed by the Company with the SEC may be inspected and copied at the SEC's public reference room located at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Upon written request of any person whose proxy is being solicited hereby, the Company will provide without charge a copy of the Company's Annual Report on Form 10-KSB for the period ended December 31, 2001, which was filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, including the financial statements and schedules thereto, but without exhibits. All such requests may be directed to: James Windmiller, 11658 West 75th Street, Shawnee Kansas 66214.  Certain of such reports, proxy statements and other information are also available from the SEC over the Internet at http://www.sec.gov. The shares of Common Stock are traded over the counter on the OTC Bulletin Board under the ticker symbol “NHED”.

By Order of the Board of Directors:

/s/ Cary T. Daniels

--------------------------

Cary T. Daniel

Shawnee, Kansas

April 15, 2002

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

NATIONAL HEADHUNTERS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF NATIONAL HEADHUNTERS, INC.

IN CONNECTION WITH ITS SPECIAL MEETING OF SHAREHOLDERS TO BE

HELD MAY 14, 2002

1.  NAME CHANGE. To adopt and approve a change in the name of the Company from

    "National Headhunters, Inc." to "Heritage Brick International, Inc.".

                         / / FOR / / AGAINST / / ABSTAIN

2.  OTHER BUSINESS.  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

/ /        MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

/ /        MARK HERE IF YOU PLAN TO ATTEND THE MEETING

    THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO

DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN FAVOR FOR THE APPROVAL AND

ADOPTION OF THE CHANGE OF THE COMPANY'S NAME TO "HERITAGE BRICK INTERNATIONAL, INC.

Please mark, date and sign exactly as your name appears hereon and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.

Dated _____________________, 2002

Signature(s) of Shareholder(s)

Signature(s) of Shareholder(s)